THE CHILDREN'S
PLACE

Via Certified Mail
Return Receipt Requested

April 9, 2007

HAVEN GATEWAY LLC
c/o Riggs & Company
808 17th Street NW
Washington DC 20006
Attn: Senior Asset Manager

Investment Development Services, Inc.
Attn: Dean Nucich
888 West Sixth Street, 9th Floor
Los Angeles, CA 90017

NewTower Trust Company
Multi-Employer Property Trust
c/o Kennedy Associates Real Estate Counsel, Inc.
Mr. Preston Sargent
Executive Vice President
1215 Fourth Avenue – 2400 Financial Center
Seattle, WA 98161

NewTower Trust Company
Multi-Employer Property Trust
c/o NewTower Trust Company
Attn: President/MEPT or Patrick O. Mayberry
Three Bethesda Metro Center – Suite 1600
Bethesda, MD 20814

Re: ***Lease, dated August 17, 2000 ("Lease"), by and between Haven Gateway Centre Industrial Lease by and between Haven Gateway LLC ("Landlord") and The Children's Place Retail Stores, Inc. ("Tenant") for Premises located at 3800 East Philadelphia St., Ontario, California***

Dear Sir or Madam:

In accordance with *Section 2.11. - Option to Renew* of the Lease, Tenant hereby exercises its First Option to Renew for an additional period of thirty-three (33) months. This letter constitutes the requisite notice to be given by Tenant to Landlord, pursuant to the Lease. Accordingly, the new Lease expiration date shall now be deemed October 31, 2010. Please note your records accordingly.

Should you have any questions, please do not hesitate to contact me. Thank you for your prompt attention to this matter.

Very truly yours,

M. Elena Lagdameo-Hogan
Assistant General Counsel

Cc: Sal Pepitone, Logistics
David Clear, Real Estate
Carol Tredo, Real Estate
Bernie McCracken, Finance
Tom Consiglio, Resource Realty of NJ
Lease File, WCDC